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                                                                   EXHIBIT 23.1

            CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS

The Board of Directors
Chiron Corporation:

We consent to the use of our reports incorporated herein by reference.



                                       KPMG Peat Marwick LLP




San Francisco, California
May 28, 1997